UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2021

Thunder Energies Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-54464	45-1967797
(Commission File Number)	(I.R.S. Employer Identification No.)

8570 Stirling Rd., PMB 388, Suite 102, Hollywood, FL 33024

(Address of principal executive offices)

(800) 791-0270

(Registrant’s telephone number, including area code)

3017 Greene St., Hollywood, FL 33020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents

		Page #
EXPLANATORY NOTE		3
Item 5.02	Departure of Director or Principal Officers	4
Item 8.01	Other Events – Filing of Complaint Against Certain Former Officers and Other Parties	4
Item 9.01	Financial Statements and Exhibits	4

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EXPLANATORY NOTE

Thunder Energies Corporation f/k/a Thunder Fusion Corporation and CCJ Acquisition Corp. (“we”, “us”, “our”, (“TEC” or the “Company”) was incorporated in the State of Florida on April 21, 2011.

On July 1, 2020, Yogev Shvo, an individual and principal shareholder of Nature Consulting, LLC., a Florida limited liability company, (the “Purchaser”) personally acquired 100% of the issued and outstanding shares of preferred stock (the “Preferred Stock”) of Thunder Energies Corporation, a Florida corporation, (the “Company” or the “Registrant”) from Saveene Corporation, a Florida corporation (the “Seller”). (The “Purchase”) The consideration for the purchase was provided to the Purchaser from the individual private funds of Yogev Shvo.

As a result of the Purchase, the Purchaser owns approximately 100% of the fully diluted outstanding equity securities of the Company and approximately 100% of the voting rights for the outstanding equity securities.

On August 14, 2020 Thunder Energies Corp acquired Natural Consulting, LLC as an asset purchase.

The new management has continued filing the critical management roles of the Company. This Current Report responds to the following Item in Form 8-K:

Item 5.02 Departure of Directors or Principal Officers

Item 8.01 Other Events – Filing of Complaint Against Certain Former Officers and Other Parties.

Item 9.01 Financial Statements and Exhibits

The information contained in this Current Report constitutes the current information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

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ITEM 5.02. Departure of Directors or Principal Officers.

(a)	Resignation of Adam Levy, Former CEO and replacement by Yogev Shvo

On August 25, 2021 Mr. Adam Levy submitted his resignation as CEO and Director of Thunder Energies Corporation.

Mr. Levy was replaced, on a temporary basis by Mr. Yogev Shvo, the majority shareholder.

ITEM 8.01. Other Events – Filing of Complaint Against Certain Former Officers and Other Parties

On October 14, 2021 Nature Consulting, LLC, a wholly owned subsidiary, filed a complaint in the United States District Court of the Southern District of Florida against Or-El Ben Simon, individually, Adam Levy, individually, Solange Baruk, individually, DVP Distro, LLC, a Florida limited liability company, Custom Graphics 2011, Inc. a Florida corporation, Beso Group, LLC, a Florida limited liability company, and Tops Consulting, LLC a Florida limited liability company. The complaint alleges that the Defendants assumed control of Nature Consulting, LLC and in doing so:

(a)	Violated the Electronic Communications Privacy Act, 18 U.S.C. ss2511
(b)	Violated the Stored Communications Act, 18 U.S.C. ss2701
(c)	Violated the Computer Fraud and Abuse Act, 18 U.S.C. ss1030
(d)	Committed Conversion in the taking control of Nature Consulting, LLC’s premises (Ben Simon, DVP, Custom, Beso and Tops)
(e)	Committed Tortious Interference with Prospective Economic Opportunities
(f)	Committed Breach of Fiduciary Duty of Loyalty (Baruk)
(g)	Committed Civil Conspiracy (Ben Simon, Levy and Baruk)
(h)	Violated the Defend Trade Secrets Act Theft of Trade Secrets, 18 U.S.C. ss1832

Nature Consulting, LLC has demanded a jury trial to adjudicate this complaint.

Nature Consulting is represented by Weiss Serota Helfman Cole & Bierman, P.L.The case number is 0:21cv62137. The Complaint may be viewed in Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Complaint by Nature Consulting LLC Against Or-El Ben Simon, et al.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Energies Corporation

By:	/s/ Yogev Shvo
Chief Executive Officer

Date:  October 20, 2021

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